EXHIBIT 24.1

                            WHITE RIVER CAPITAL, INC.
                            LIMITED POWER OF ATTORNEY
                    (To Sign and File Registration Statement)

     The undersigned director and/or officer of WHITE RIVER CAPITAL, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and Form S-1 to register shares of common stock of the Company in connection with the Company's Exchange Offer and Subscription Offering, does hereby appoint each of John M. Eggemeyer, III and Mark R. Ruh as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 6th day of April, 2005.

/s/ John M. Eggemeyer, III                      /s/ Donald A. Sherman
--------------------------------                --------------------------------
John M. Eggemeyer, III                          Donald A. Sherman

/s/ Mark R. Ruh                                 /s/ Richard D. Waterfield
--------------------------------                --------------------------------
Mark R. Ruh                                     Richard D. Waterfield



STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )


     Before me, a notary public, in and for said County and State personally appeared John M. Eggemeyer, III, Mark R. Ruh, Donald A. Sherman and Richard D. Waterfield, who executed the above and foregoing Limited Power of Attorney on April 6, 2005.


         Witness my hand and Notarial Seal this 6th day of April, 2005.

/s/ Gretchen L. Snyder
--------------------------------
Gretchen L. Snyder
Notary Public


October 5, 2006
--------------------------------
My Commission Expires:


Residing in Marion County